Pledged Assets, Contingent Liabilities and Other Obligations	12 Months Ended
Dec. 31, 2023
Pledged Assets, Contingent Liabilities and Other Obligations
Pledged Assets, Contingent Liabilities and Other Obligations

Note 32 Pledged Assets, Contingent Liabilities and Other Obligations

The Group is required to pay Kyowa Kirin Services Ltd., f/k/a Archimedes Development Ltd (“Archimedes”) a fixed royalty of 3% of net sales of Nefecon/Tarpeyo covered by the license in according to the Group’s agreement with Archimedes pursuant to which Calliditas were granted (i) an exclusive license to joint intellectual property developed with Archimedes and (ii) a non-exclusive license to certain of Archimedes’ know-how as necessary or useful to develop and commercialize Nefecon or other product candidates.

The Group has exclusive rights to use, develop and market the formulation under the license agreement with Archimedes, and Archimedes only has rights to royalties when the product is sold. The Group will then have an obligation to pay a low single digit percentage of royalties based on net sales until the exclusive license for the patent covering the formulation of Nefecon expires in 2029.

Pledged assets in the group amounted to SEK 943,364 and SEK 6,859 as of December 31, 2023 and 2022, respectively. The year's pledges refer to restricted bank accounts and lease deposits SEK 7,637 and SEK 6,859 as December 31 and 2022, respectively. Other pledge assets for the benefit of lenders, refers to participations in Group companies and financial assets SEK 935,727 as December 31. Financial covenants for interest-bearing liabilities, see note 20.